Exhibit 99.1

Boeing Announces Launch of Concurrent Offerings of Common Stock and Depositary Shares

ARLINGTON, Va., October 28, 2024 /PRNewswire/ – The Boeing Company [NYSE: BA] (“Boeing” or the “Company”) announced today the launch of concurrent separate underwritten public offerings of (i) 90,000,000 shares of common stock, par value $5.00 per share (“Common Stock”) of the Company and (ii) $5 billion of depositary shares (“Depositary Shares”), each representing a 1/20th interest in a share of newly issued Series A Mandatory Convertible Preferred Stock, par value $1.00 per share (“Preferred Stock”), of the Company (together, the “Offerings”). Boeing expects to grant to the underwriters of the Offerings a 30-day option to purchase up to an additional (i) 13,500,000 shares of Common Stock and (ii) $750 million of Depositary Shares, solely to cover over-allotments, if any. Boeing intends to use the net proceeds from the Offerings for general corporate purposes, which may include, among other things, repayment of debt, additions to working capital, capital expenditures, and funding and investments in the Company’s subsidiaries.

Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of a deposit agreement. The Preferred Stock is expected to have a liquidation preference of $1,000 per share. Unless earlier converted, each share of Preferred Stock will automatically convert, for settlement on or about October 15, 2027, into a variable number of shares of Common Stock based on the applicable conversion rate, and each Depositary Share will automatically convert into a number of shares of Common Stock equal to a proportionate fractional interest in such shares of Common Stock. The dividend rate, conversion terms and other terms of the Preferred Stock will be determined at the time of pricing of the offering of the Depositary Shares. Currently, there is no public market for the Depositary Shares or the Preferred Stock. Boeing intends to apply to list the Depositary Shares on the New York Stock Exchange under the symbol “BA.PRA.”

Goldman Sachs & Co. LLC, BofA Securities, Citigroup and J.P. Morgan are acting as lead joint bookrunning managers for the Offerings. Wells Fargo Securities, BNP PARIBAS, Deutsche Bank Securities, Mizuho, Morgan Stanley, RBC Capital Markets and SMBC Nikko are also acting as joint bookrunning managers for the Offerings. PJT Partners is acting as Boeing’s financial advisor for the Offerings.

A registration statement on Form S-3 relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective. Each Offering may be made only by means of a prospectus supplement and accompanying prospectus. Copies of the preliminary prospectus supplements and accompanying prospectuses related to the Offerings can be obtained by visiting the SEC’s website at http://www.sec.gov or by contacting Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1-866-471-2526 or by email at prospectus-ny@ny.email.gs.com; BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@bofa.com; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by telephone at 1-800-831-9146; or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com.

This release does not constitute an offer to sell or a solicitation of an offer to buy these securities, nor does it constitute an offer, solicitation or sale of these securities, in any jurisdiction in which such offer, solicitation or sale is unlawful.

Caution Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to the offerings of Common Stock, Preferred Stock and Depositary Shares, our ability to complete the Offerings on the anticipated timeline or at all and the anticipated use of the net proceeds therefrom, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to: (1) general conditions in the economy and our industry, including those due to regulatory changes; (2) our reliance on our commercial airline customers; (3) the overall health of our aircraft production system, production quality issues, commercial airplane production rates, our ability to successfully develop and certify new aircraft or new derivative aircraft, and the ability of our aircraft to meet stringent performance and reliability standards; (4) our pending acquisition of Spirit AeroSystems Holdings, Inc. (Spirit), including the satisfaction of closing conditions in the expected timeframe or at all, (5) changing budget and appropriation levels and acquisition priorities of the U.S. government, as well as significant delays in U.S. government appropriations; (6) our dependence on our subcontractors and suppliers, as well as the availability of highly skilled labor and raw materials; (7) work stoppages or other labor disruptions; (8) competition within our markets; (9) our non-U.S. operations and sales to non-U.S. customers; (10) changes in accounting estimates; (11) realizing the anticipated benefits of mergers, acquisitions, joint ventures/strategic alliances or divestitures, including anticipated synergies and quality improvements related to our pending acquisition of Spirit; (12) our dependence on U.S. government contracts; (13) our reliance on fixed-price contracts; (14) our reliance on cost-type contracts; (15) contracts that include in-orbit incentive payments; (16) unauthorized access to our, our customers’ and/or our suppliers’ information and systems; (17) potential business disruptions, including threats to physical security or our information technology systems, extreme weather (including effects of climate change) or other acts of nature, and pandemics or other public health crises; (18) potential adverse developments in new or pending litigation and/or government inquiries or investigations; (19) potential environmental liabilities; (20) effects of climate change and legal, regulatory or market responses to such change; (21) credit rating agency actions and changes in our ability to obtain debt financing on commercially reasonable terms, at competitive rates and in sufficient amounts; (22) substantial pension and other postretirement benefit obligations; (23) the adequacy of our insurance coverage; and (24) customer and aircraft concentration in our customer financing portfolio.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Contact: Investor Relations: BoeingInvestorRelations@boeing.com

Communications: media@boeing.com